SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2015

                       BRIDGELINE DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

80 Blanchard Road

Burlington, MA 01803

(Address of principal executive offices, including zip code)

     (781) 376-5555

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01. Entry into a Material Definitive Agreement

On January 7, 2015, Bridgeline Digital, Inc. (“Bridgeline Digital” or the “Company”) issued a Term Note (the “Note”) to Michael Taglich to document a loan by Mr. Taglich to the Company of $500,000. The terms of the Note provide that the Company will pay interest at a rate of 7% per annum and the note will mature on June 30, 2016.

In consideration of the loan by Mr. Taglich and a personal guaranty delivered by Mr. Taglich to Bridge Bank, N.A. for the benefit of the Company on December 19, 2014 (the “Guaranty”), on January 7, 2015 the Company issued Mr. Taglich a warrant to purchase 300,000 shares of Common Stock of the Company at a price equal to $0.80 per share. The warrant has a term of five years and is exercisable six months after the date of issuance. The Company agreed to provide piggyback registration rights with respect to the shares of common stock underlying the warrant.

On January 7, 2015, the Company also entered into a side letter with Mr. Taglich pursuant to which the Company agreed in the event the Guaranty remains outstanding for a period of more than 12 months, on each anniversary of the date of issuance of the Guaranty while the Guaranty remains outstanding the Company will issue Mr. Taglich a warrant to purchase 150,000 shares of Common Stock of the Company, which warrant shall contain the same terms as the warrant issued to Mr. Taglich on January 7, 2015.

Mr. Taglich is a member of the Board of Directors of the Company.

The description of agreements and securities contained in this Form 8-K is qualified in its entirety by reference to the full text of the agreements and securities filed as exhibits to this Form 8-K.

Item 3.02. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth in Item 1.01 above, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Explanatory Note Regarding Exhibits

Investors should not rely on or assume the accuracy of representations and warranties in negotiated agreements that have been publicly filed because such representations and warranties may be subject to exceptions and qualifications contained in separate disclosure schedules, because such representations may represent the parties’ risk allocation in the particular transaction, because such representations may be qualified by materiality standards that differ from what may be viewed as material for securities law purposes or because such representations may no longer continue to be true as of any given date.

(d) Exhibits.

Exhibit No.	Exhibit Description

10.1	Term Note in the principal amount of $500,000, dated January 7, 2015

10.2	Common Stock Purchase Warrant issued by the Company to Michael Taglich, dated January 7, 2015

10.3	Side Letter between the Company and Michael Taglich, dated January 7, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE DIGITAL, INC.
(Registrant)

By:	/s/Michael D. Prinn
Michael D. Prinn
Executive Vice President and Chief Financial Officer

Date: January 9, 2015

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Term Note in the principal amount of $500,000, dated January 7, 2015

10.2	Common Stock Purchase Warrant issued by the Company to Michael Taglich, dated January 7, 2015

10.3	Side Letter between the Company and Michael Taglich, dated January 7, 2015